POWER OF ATTORNEY
                                       FOR
                       SECURITIES AND EXCHANGE COMMISSION
                               AND RELATED FILINGS

                       ----------------------------------

     The undersigned directors and officers of FREMONT MUTUAL FUNDS, INC., a Maryland corporation (the "Corporation"), each hereby appoint DAVID L. REDO, TINA THOMAS, JULIE ALLECTA and DAVID A. HEARTH (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statement on Form N-14 under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Corporation related to the REORGANIZATION OF THE FREMONT INTERNATIONAL SMALL CAP FUND INTO THE FREMONT INTERNATIONAL GROWTH FUND, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders, rulings or filings of proxy materials. The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

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     The  undersigned  directors  and  officers  hereby  execute  this  Power of
Attorney on the date indicated below.


/s/ David L. Redo                                      Dated: September 10, 1999
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David L. Redo
Chairman of the Board and
Chief Executive Officer


/s/ Michael H. Kosich                                  Dated: September 10, 1999
-----------------------------
Michael H. Kosich
President and Director


/s/ Peter F. Landini                                   Dated: September 10, 1999
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Peter F. Landini
Executive Vice President,
Treasurer and Director


/s/ Jack Gee                                           Dated: September 10, 1999
-----------------------------
Jack Gee
Vice President and Controller
(Principal Financial and
Accounting Officer)


/s/ David L. Egan                                      Dated: September 10, 1999
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David L. Egan
Director


/s/ Richard E. Holmes                                  Dated: September 9, 1999
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Richard E. Holmes
Director


                                                       Dated: September __, 1999
-----------------------------
Donald C. Luchessa
Director


                                                       Dated: September __, 1999
-----------------------------
Kimun Lee
Director